UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 26, 2016

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

Rocket Fuel Inc. (the “Company”) supplements the Financial Outlook for the Fourth Quarter of 2016 in its press release published on October 25, 2016 and furnished in our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 25, 2016, with the following:

The Company expects fiscal year 2016 revenue contributions from its platform solutions business to be approximately 20% of total revenue.  The Company's goal is to grow platform solutions revenue to 30% to 40% of total revenue in 2017.

Cautions Regarding Forward-Looking Statements

The information set forth under this Item 7.01 contain forward-looking statements regarding future events and our future financial performance, including expectations regarding revenue, growth in our platform solutions business and revenue, and financial goals for fiscal years 2016 and 2017. Words such as “expect,” “goal,” and other similar words are also intended to identify forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation: our limited operating history, particularly as a relatively new public company; fluctuations in our operating results, including but not limited to fluctuations due to seasonality; our history of losses; risks due to employee attrition and integration of new leadership and employees; risks associated with our growth, including growth outside of the U.S.; risks associated with margin shifts in the industry; our ability to adequately address competition, particularly from agency trading desks; our ability to serve the needs of agencies and agency holding companies and make the right investment decisions with regard to new products, technology, and sales strategies; and risks associated with maintaining or increasing sales to new and existing customers and maintaining customer satisfaction.

Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on August 8, 2016 and in subsequent SEC filings. Forward-looking statements made speak only as of the date the statements are made, and the Company expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein or therein to reflect events that occur or circumstances that exist after the date on which the statements were made.

The information set forth under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in any such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By:	/s/ JoAnn C. Covington
JoAnn C. Covington
Senior Vice President and General Counsel
Date: October 26, 2016